UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  Steven Alfano

                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


 Date of fiscal year end:   October 31
                            -----------------


Date of reporting period:   October 31, 2006
                            -----------------
cover:

CENTURY CAPITAL MANAGEMENT

artwork: sextant

                        Seventy-Eight Years of Investing
                                   1928 - 2006

                                Logo: century

                                                                         CENTURY
                                                                           FUNDS


                                                                  Annual Reports

                                                                October 31, 2006


                                                                         Century
                                                                          Shares
                                                                           Trust

                                                                             and

                                                                         Century
                                                                       Small Cap
                                                                     Select Fund
artwork: sextant

TRUSTEES AND OFFICERS
Alexander L. Thorndike, Chairman
and Chief Investment Officer
John E. Beard, Trustee
Davis R. Fulkerson, Trustee
William Gray, Trustee
Stephen W. Kidder, Trustee
Jerrold Mitchell, Trustee
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee
Steven Alfano, Secretary and
Chief Compliance Officer

INVESTMENT ADVISOR
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER HOTLINE
800-303-1928

WEBSITE
www.centuryfunds.com

Companies can be evaluated from many perspectives. One measurement that Century Capital(R), the Funds investment adviser, looks for when investing is excellent management. We expect management to build shareholder value. We seek businesses capable of delivering 15% return on equity and growing book value 15% per year compounded over rolling five-year periods.

Logo: Century Funds

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2006
                                                                     10 YEARS/
                                                                       SINCE
CENTURY SHARES TRUST       OVERALL   1 YEAR    3 YEARS    5 YEARS    INCEPTION
                           -------   ------    -------    -------    ---------
Investor Shares (7/18/05)*            9.18%                             7.90%
Institutional Shares                 10.17%     10.13%      8.06%      10.91%
Morningstar Overall
Rating                       ****                ***        ****        ****

For the period ended 10/31/06, Century Shares Trust was rated against 1525, 1204, and 488 Large Blend funds for the 3-, 5- and 10-year periods, respectively.
--------------------------------------------------------------------------------
CENTURY SMALL CAP
SELECT FUND
                                                                       SINCE
CENTURY SHARES TRUST       OVERALL   1 YEAR    3 YEARS    5 YEARS    INCEPTION
                           -------   ------    -------    -------    ---------
Investor Shares (02/24/00)*           7.83%      9.05%     14.35%      17.21%
Institutional Shares (12/09/99)*      8.21%      9.41%     14.78%      17.33%
Morningstar Overall
Rating                       ****                ***       *****

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figure associated with its 3, 5 and 10-year (if applicable) Morningstar Rating metrics. For the period ended 10/31/06, Century Small Cap Select was rated against 660 and 529 Small Cap Growth funds for the 3 and 5-year periods, respectively.

* Inception Date


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Funds' website at www.centuryfunds.com. Shares held less than 90 days may be subject to a 1.0% redemption fee.

CENTURY SMALL CAP SELECT FUND INVESTS IN SMALLER COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES. CENTURY SMALL CAP SELECT FUND CONCENTRATES ITS INVESTMENTS IN THE FINANCIAL SERVICES AND HEALTH CARE GROUP OF INDUSTRIES AND CENTURY SHARES TRUST FOCUSES ITS INVESTMENTS IN SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. CONCENTRATION OR FOCUS IN A PARTICULAR INDUSTRY OR SECTOR SUBJECTS THE FUNDS TO THE RISKS ASSOCIATED WITH THE INDUSTRY OR SECTOR AND MAY RESULT IN GREATER FLUCTUATION IN SHARE VALUE THAN IS EXPERIENCED IN FUNDS WITH LESS CONCENTRATED PORTFOLIOS.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees),placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3stars,the next 22.5% receive 2 stars and the bottom 10% receive 1 star.(Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-,five- and ten-year Morningstar Rating metrics. (C)2006 Morningstar, Inc. All Rights Reserved. The information contained herein:(1) is proprietary to Morningstar;(2) may not be copied or distributed; and (3)is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Return on Equity (ROE) measures the rate of return on the ownership interest (shareholders' equity) of the common stock owners.

Book Value Growth Rate is the amount a company's book value has grown over the last 20 quarters.

A ratio comparing current earnings per share to the same ratio in a base year; it is used to track rates of growth for the funds companies.

Registered trademark of Century Capital Management Trust

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Foreside Fund Services, LLC, Distributor.

DEAR FELLOW SHAREHOLDERS,


Expectations and questions. Our job as professional investors is to ask good questions and judge how close expectations and perceptions are to the reality of the situation. We thought it might be helpful to ask ourselves some basic questions and answer those questions before getting into the details of the annual report. What are your expectations of us? Did we meet those expectations? What are new developments at Century? Our hope in this annual report is to answer these questions and to meet and exceed your expectations over long periods of time.

WHAT ARE YOUR EXPECTATIONS OF CENTURY FUNDS?
If you are like most investors, you entrust us with your hard-earned assets because you believe we will deliver favorable "risk-adjusted" returns over time. A discussion of risk-adjusted returns can involve a complex mix of Greek letters and complicated ratios. In simple terms, "risk-adjusted" means that we seek to minimize the "beta" or volatility of our returns, while maximizing the "alpha" or positive returns, in comparison to the benchmarks against which we and our funds are measured - the S&P 500 Index for Century Shares Trust and the Russell 2000 Index for Century Small Cap Select Fund.

In general, we view ourselves as Quality Growth managers. Quality is a subjective term. We define quality in terms of the consistency, visibility and predictability of financial results and management behavior. Measuring this elusive sense of Quality can be equally subjective, but we expect managements to build shareholder value over long periods. Therefore, we focus our research on companies which can deliver (1) return-on-equity (ROE) over 15% and (2) a doubling of book value per share compounded over rolling five-year increments.

From a growth perspective, our portfolio holdings are positioned to have steadier growth characteristics and less volatility over a full economic cycle than the broader equity markets. From a valuation standpoint, we are looking for favorable entry points into holdings that are trading below their historic and relative multiples of earnings, revenue and book value.



--------------------------------------------------------------------------------

                              CENTURY SHARES TRUST

                        Holdings Based Style Confirmation

                                     C.S.T.  S&P 500(R)
                                     ------  ----------
Growth Characteristics -
Historical ('01-'06)
-------------------------------------------------------
  Return on Equity
   5 Years                           19.8%    17.3%
  Book Value Growth
   5 Years                           14.3%     7.1%
  Earnings/Share Growth
   5 Years                           20.6%    15.0%
  See definitions inside front cover
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             CENTURY SMALL CAP SELECT

                        Holdings Based Style Confirmation

                                   CENTURY
                                   --------
                                     S.C.S.   R2000(R)
                                     ------  ---------
Growth Characteristics -
Historical ('01-'06)
-------------------------------------------------------
  Return on Equity
   5 Years                           16.5%      9.9%
  Book Value Growth
   5 Years                           19.3%      8.4%
  Earnings/Share Growth
   5 Years                           23.4%     12.5%

--------------------------------------------------------------------------------


To borrow a football analogy, we expect to score our touchdowns by gaining 4-6 yards consistently over several plays, rather than relying on the excitement (and the risk) of a long bomb or flea-flicker play. Sometimes, our emphasis on assessing risks leads us to underperform in rapidly-rising markets, as we did over the last year. However, in nervous or stable market conditions, our bias toward owning resilient, high quality franchises historically outperform the market. We have a tendency to buck the consensus and focus on what we believe will happen in the markets, rather than what has happened recently. Investor sentiment may rotate away from our high quality orientation, but long-term cycles tend to reward consistent and sustainable franchises. In summary, we want to take less risk (beta) in seeking positive returns (alpha) for you.

DID WE MEET YOUR EXPECTATIONS?
Our objective is to deliver positive performance for our shareholders and beat our benchmarks over long (5-10 year) time periods. Over the last year, both Century Funds delivered positive performance but lagged their benchmarks. Therefore, we only met half our expectations, and we are disappointed on a relative basis, but long-term investing demands persistance and contrarian research. Our "tortoise" strategy tends to lag behind the "hare" during momentum-driven market conditions, such as those experienced over the last eighteen months. We have always maintained that the full race is run over rolling 5 year periods. Judging by Century Funds' five-year performance, we continue to meet our long term expectations. Beating the market is why we come to work each day.



                                 CENTURY FUNDS                                 1

--------------------------------------------------------------------------------

  Performance: (both funds)             Relative             Absolute
                           ------------------------------------------
      Short-term                            X                    o
       Long-term                            o                    o
  Expectations                         contrarian           consistent
  Relative - Our returns vs. our benchmarks
  Absolute - Positive returns vs. negative
--------------------------------------------------------------------------------

Overall, it was an unusual year, with both funds underperforming early in the year as the equity markets took off. We regained ground in the spring and summer, only to lose ground again as lower-quality stocks rallied ahead of the November elections. We provide additional detail on each fund's performance and our market outlook on the following pages.

WHAT ARE THE NEW DEVELOPMENTS AT CENTURY?
The Century Shares Trust portfolio saw significant activity this past fall, as we took advantage of the strong rally in insurance stocks to redeploy some assets into several new holdings, which we believe had better risk-reward opportunities. The insurance industry continues to exhibit strong profitability fundamentals, but slowing growth and rising valuations compelled us to trim some holdings. Please refer to our performance discussion section for additional detail.

At the board level, Michael J. Poulos retired as a Trustee after many years of providing inspired advice. He provided thoughtful insight and guidance for many of us over the years, and his various contributions to the board and our shareholders are visible every day. We are pleased to welcome William Gray as a Century Funds Trustee. He brings over 25 years of leadership at Ogilvy & Mather, a large advertising and marketing firm, as well as significant philanthropic oversight to the board.

We remain an investment-focused research shop, but our team continues to add depth and expertise. We are excited to announce that Alec Murray joined Century as Chief Operating Officer in July, and he has already helped establish strategic priorities and best practices as we look to the future. We continue to seek out candidates with relevant expertise, experience, curiosity, humility and a sense of humor. Please contact us with any candidates for consideration.

WHY INVEST WITH CENTURY?
We are long-term investors, in a short-term oriented investment climate. Our strategy requires patience, fortitude and a commitment to hard work to ensure our stock research and analysis are rewarded. We are a little different than many of the big mutual fund families. We are a focused, employee-owned boutique, and we aim to deliver exceptional risk-adjusted performance over time in the two mutual funds we manage on your behalf.

We do not follow the herd and tend to challenge the consensus thinking of other investors. We lag in momentum markets but typically outperform in normal or nervous markets. Our priorities and actions are guided by the Investment Principles provided on the following page, which sit above my desk and are included in each annual and semi-annual report. A final observation is that we eat our own cooking, with each of us on the Century Funds' investment team having significantly invested in our own funds.

You have many options available in deciding where to place your assets. We believe it is prudent to focus on managers with long tenured track records of fiduciary stewardship, who are honest and clear in communicating with you. Additionally, seeking good advice and counsel from other sources is a valuable way to identify and verify how suited you are for a particular fund.

We are optimistic about the outlook for the enduring Quality Growth franchisees in your Funds over the next year (please see the portfolio growth and valuation table on page 5+6). We also hope you find the Annual Report informative and helpful in understanding your investment and how we hope to build on it over time. We appreciate your support and hope to earn your trust again during the next year.

Sincerely,

/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman of the Trustees

2                                  CENTURY FUNDS

                       CENTURY FUNDS INVESTMENT PRINCIPLES

--------------------------------------------------------------------------------

         GOALS
           *  We strive to deliver exceptional risk-adjusted performance over time
           * We seek to develop long-term relationships with our shareholders and clients
           *  We aim to be an ethical leader in the investment industry
--------------------------------------------------------------------------------

         OBJECTIVES
           o   Performance is our primary goal
                   - We pursue a research-intensive process, resulting in a
                     disciplined investment strategy
           o   Hire the best people
                   - We seek curious individuals who challenge consensus, thrive on adversity and possess a competitive spirit
                   - We value a sense of humor and humility
           o   Continuous improvement is a high priority
           o   Maintain a culture of teamwork and mutual respect

         CORE VALUES: Create a culture of excellence and integrity
           o   Think long term ... always do the "right" thing
           o   Remember why people entrust us with their money
           o   Value our independence, entrepreneurial spirit and flexibility
           o   Learn from our weaknesses
           o   Encourage innovation and creativity
           o   Leverage our talent, resources and contacts
           o   Reward excellence

         INVESTMENT PHILOSOPHY
           WE BELIEVE:
           o   Capital markets are semi-efficient
           o   In-depth original research is a competitive advantage
           o Reassessing each investment's risks and rewards will benefit performance

           WE SEEK:
           o   Credible, capable management with a history of success
           o Franchises with high recurring revenues, barriers to entry and improving fundamentals
           o   Firms with expanding profit margins and ROE's
           o Companies growing consistently faster than the overall market and peers
           o Attractively valued stocks relative to the overall market and peers
           o   Firms operating in favorable competitive environments
           o   Companies with shareholder orientation and transparent accounting

                                 CENTURY FUNDS                                 3

THE YEAR IN REVIEW

Over the past fiscal year ending October 31, 2006, the S&P 500 and Russell 2000 Indices generated total returns of +16.3% and +20.0%, respectively. Equities are enjoying four consecutive years of positive returns as the economy continues to grow, corporate profits stay strong and job creation remains robust.

For the second year in a row, the stock market started off fast, but lost strength owing to economic and energy concerns, only to rebound strongly through the fall as energy prices declined and interest rates stabilized. The strong stock market performance in 2006 is not a surprise when you consider that 2006 earnings growth is projected to be at or above 13%, for both the large cap S&P 500 Index and small cap Russell 2000 Index. These growth rates, which have slowed over the past four years, are significantly above the S&P 500 Index's average earnings-per-share growth rate of 6.5% over the last sixty years. While we are not experts in forecasting, we expect growth rates to slow further over the next couple of years.

The third calendar quarter of 2006 was very favorable to equity investors, delivering most of the year-to-date performance for the S&P 500 and Russell 2000 Indices. Events that favorably impacted the stock market included (1) a sharp decline in the price of oil, (2) a pause in the Federal Reserve's two-year effort of raising interest rates to slow the economy, (3) inflation concerns abating and (4) economic growth appearing more resilient than earlier in the year, despite weakness in the housing industry.

Economic growth is slowing, but Gross Domestic Product (GDP) and employment growth continue to point toward business expansion and a supportive investment atmosphere. We are also witnessing increases in merger and acquisition activity as organic growth slows and excess capital in private equity funds and corporate balance sheets are deployed to spur growth. Our potential concerns include the housing slowdown accelerating, weakening consumer spending and the return of rising wage and commodity inflation.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
This is the 79th annual report of Century Shares Trust and the 7th annual report for Century Small Cap Select Fund. Both Funds have continued their positive performance during the last fiscal year and over longer periods of time. We begin this report with (1) a review of Century Shares Trust, (2) a review of Century Small Cap Select Fund, followed by (3) two case studies that illustrate our investment process.

CENTURY SHARES TRUST
PERFORMANCE
The Trust's Institutional and Investor shares delivered a 10.2% and 9.2% return, respectively, for the fiscal year ended October 31, 2006. This compares with an 16.3% return for the S&P 500 Index. The chart below shows that the Trust's Institutional Shares continues to outperform its benchmark over the 5 and 10 year time periods.

--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISON


                      Average Annual Total Return 10/31/06

[bar chart]

                CENTURY SHARES TRUST
                INSTITUTIONAL SHARES       S&P 500(R) INDEX

1 Year                10.17%                     16.34%
3 Years               10.13%                     11.44%
5 Years                8.06%                      7.26%
10 Years              10.91%                      8.64%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-321-1928 or visit the Fund's website. Shares held less than 90 days may be subject to a 1.0% redemption fee.
--------------------------------------------------------------------------------


It is important to note that the Trust's financial services weighting declined in October as some insurance holdings reached all-time highs, while pricing, margins and growth began to erode. With tax rates at historic lows and several of our longtime holdings exceeding our price targets, this seemed to be a prudent opportunity to sell some insurance holdings and redeploy the proceeds into several consumer staples, consumer discretionary and health care stocks which we believe will exhibit better risk-reward profiles over the next year.

WHAT DID WE GET RIGHT?
Over the last year, the Trust's best performers, in terms of contributions, were in the financial services, producer durables and energy sectors. The best performing stocks included JP Morgan Chase (banking), Renaissance Re (reinsurer), Chubb Corp (insurer), Berkshire Hathaway (insurance and conglomerate), United Technologies (industrial products) and Peabody Energy (coal producer). It is easy to talk about the winners, but it is more revealing to mention our bottom performers.

4                                  CENTURY FUNDS

WHAT DID WE GET WRONG?
Our bottom performers included Progressive Corp (auto insurer), UnitedHealth Group (health benefits), Chico's FAS (apparel retailer), Tiffany's (luxury retailer), Consol Energy (coal producer), AFLAC (life insurer), and Target Corp (discount retailer). Only Progressive and UnitedHealth were the most significant detractors from performance. Progressive, AFLAC, UnitedHealth and Tiffany's sold off after generating significant returns in prior years. Despite recent weakness, we still believe sustainable franchise characteristics will lead to further gains in the future. Consol Energy traded down in sympathy with falling fuel prices and our investment thesis remains intact but less compelling if oil drops further. Target was a small position, which declined on worsening consumer sentiment.

We sold several stocks that appreciated to our price targets during the year such as Texas Instruments (semiconductor manufacturer), Peabody Energy (coal mining) and Seagate Technologies (hard drives). We trimmed or sold a number of property & casualty insurance stocks that were trading at relatively high valuations in relation to their fundamentals including Chubb, MBIA, Cincinnati Financial and Allstate. In summary, solid execution and industry tailwinds contributed to each company's performance. We also sold a few positions where the company's fundamentals changed, such as Health Management Associates (acute care hospitals), Biomet (orthopedic devices), Sysco (foodservice), Target (discount retailer) and Dell (computer retailer).

--------------------------------------------------------------------------------

                              CENTURY SHARES TRUST
                           FUND COMPOSITION 10/31/06*

*Based on the Trust's net assets at 10/31/06


[pie chart]

Financial Services        32%
Health Care               19%
Consumer Discretionary    16%
Technology                 9%
Consumer Staples           7%
Cash                       5%
Producer Durables          5%
Other                      3%
Auto & Transport           2%
Other Energy               1%
Materials & Processing     1%




--------------------------------------------------------------------------------


The Trust's segment composition changed materially over the last year, with consumer and health care growing and financial services dropping to 32% of the portfolio. Financials, consumer, health care and technology remain the core sectors. These sectors also exhibit the attributes we look for in our companies, such as 15% compounded growth in book value and return-on-equity (ROE) greater than 15%. Examples of new portfolio holdings include Nokia (networking technology), 3M (coatings and industrial products) and FedEx (delivery service).

--------------------------------------------------------------------------------

                         ATTRACTIVE VALUATION POTENTIAL

  AS OF 10/31/06                           CENTURY
                                           SHARES    S&P
                                           TRUST     500
                                           -------   ----
  Next 12 months P/E ratio                 14.7x     14.7x
  Long term estimated growth rate          12.7%     11.9%
                                           -----     -----
  PEG ratio (P/E to long term growth rate)  1.16      1.24
  P/E PREMIUM TO GROWTH RATE                 16%       24%
  Source: Thomson Portfolio Analytics (formerly Vestek)
--------------------------------------------------------------------------------

As we look at the Trust's portfolio, we see attractive growth and valuation metrics. The estimated long-term growth rate is 12.7% compared to 11.9% for the S&P 500 index. The next 12 month price-to-earnings ratios for the Trust and the S&P 500 are both 14.7 times. These two metrics can be combined to create the P/E-to-growth ratio (PEG ratio), which stands at 1.16 times for the Trust and
1.24 times for the S&P 500. In effect, we can translate this PEG ratio to mean that the Trust is trading at a modest premium of 16% to its underlying growth rate while the S&P 500 is trading at a 24% premium to its expected growth rate. In other words, the Trust's portfolio is trading at a lower valuation than its benchmark, while growing earnings faster than the comparable universe of equities.

In summary, we view Century Shares Trust's portfolio as well positioned to deliver consistent earnings in a slowing economy.


CENTURY SMALL CAP SELECT FUND
PERFORMANCE
The Fund delivered positive returns for the fiscal year ended October 31, 2006. The Institutional Shares and the Investor Shares gained +8.2% and +7.8%, respectively, versus a +20.0% return for the Russell 2000 Index. Although the Fund finished in positive territory for the seventh consecutive fiscal year, we were disappointed to lag the broad Russell 2000 Index for the year. A late momentum-driven rally in October undid much of the strong performance gains we enjoyed in the third quarter.

                                   CENTURY FUNDS                               5

The chart below shows that the Fund has outperformed its benchmark over the last five years and since inception. Recent performance lagged mostly due to sector exposure rather than individual stock issues. We were underrepresented in three key sectors - energy, technology and utilities where we did not find enough firms meeting our investment criteria.


--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


 Average Annual Total Returns ending 10/31/06

[bar chart]

                CSCS INV. SHARES    CSCS INST. SHARES   RUSSELL 2000(R) INDEX
                        7.83%             8.21%                 19.98%
                        9.05%             9.41%                 14.53%
                       14.35%            14.78%                 13.76%
                       17.21%            17.33%                  8.89%

Institutional Inception Date (12/9/99) used for Russell 2000 Index. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Fund's website. Shares held less than 90 days may be subject to a 1.0% redemption fee.
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
WHAT WE GOT RIGHT
The technology and financial services sectors contributed the most to our results. Over the last fiscal year, the Fund's best performers, in terms of contributions included Mercury Interactive (software testing), Casual Male Retail (men's clothing), Holly Corp (refinery), Jones Lang LaSalle (real estate services) and Covance (clinical research).

WHAT WE GOT WRONG
Transportation and consumer staples contributed the least to our results. The Fund's worst performers included LCA-Vision (LASIK eye surgery), Witness Systems (workforce optimization software), United Surgical Partners (outpatient surgery), Guitar Center (music retailer), and Fred's (convenience retailer). We spent considerable time visiting LCA's facilities and management this year, but a prolonged management search and consumer downturn hurt the number of operating procedures. Managers do not like to talk about their losers, but we learn more from our mistakes than our successes.

--------------------------------------------------------------------------------
                          CENTURY SMALL CAP SELECT FUND
                           FUND COMPOSITION 10/31/06*
--------------------------------------------------------------------------------

*Based on the Fund's net assets at 10/31/06

[pie chart]

Consumer Discretionary      24%
Financial Services          23%
Health Care                 22%
Technology                  13%
Other Energy                 6%
Cash                         4%
Materials & Processing       3%
Producer Durables            2%
Consumer Staples             2%
Auto & Transport             1%

During the year, we reduced our weightings in Financial Services stocks and redeployed these assets into Health Care companies, which we expect to perform well in 2007. We sold several companies that appreciated beyond our price targets, such as Jones Lang LaSalle (real estate services), Scansource (point of sale systems), and Maverick Tube (tubular steel). We also sold a few positions where the company's fundamentals changed, such as United Surgical Partners (surgical centers), Amedisys (home health care), and Americredit (auto financing). Mercury Interactive was also sold as a result of being acquired by Hewlett-Packard.

The Fund's sector composition did not change materially over the last year, with consumer, financials, health care and technology making up the majority of our core holdings. These sectors also exhibit the attributes we look for in our companies, such as 15% compounded growth in book value and return on equity
(ROE) greater than 15%. Examples of new portfolio holdings include Chattem (consumer products), GATX (leasing), Global Imaging (office equipment), Micros Systems (hospitality software) and Psychiatric Solutions (behavioral health care).

--------------------------------------------------------------------------------
                         ATTRACTIVE VALUATION POTENTIAL

  AS OF 10/31/06                           CENTURY   RUSSELL
                                           SMALL      2000
                                         CAP SELECT   INDEX
                                         ----------  -------
  Next 12 month P/E ratio                  15.8x     20.8x
  Long term estimated growth rate          16.7%     15.8%
                                           -----     -----
  PEG ratio (P/E to long term
    growth rate)                            0.95      1.32
  P/E PREMIUM (DISCOUNT) TO GROWTH RATES     (5%)      32%
  Source: Thomson Portfolio Analytics (formerly Vestek)
--------------------------------------------------------------------------------

6                                  CENTURY FUNDS

In terms of the Century Small Cap Select Fund, the estimated long-term growth rate is 16.7% compared to 15.8% for the Russell 2000 index. The next 12 month price-to-earnings ratios for the Small Cap fund and the Russell 2000 are 15.8 times and 20.8 times, respectively. The P/E-to-growth ratio (PEG ratio) stands at 0.95 for the Small Cap fund and 1.32 for the Russell 2000. In effect, the Small Cap fund is trading at a modest discount of 5% to its underlying growth rate while the Russell 2000 is trading at a 32% premium to its expected growth rate. In other words, the Small Cap fund's portfolio is trading at a lower valuation than its benchmark, while growing earnings faster than the comparable universe of equities.

In summary, we believe the Century Small Cap Select Fund's growth prospects are attractive and the current valuation compelling (see the accompanying table.)

MARKET OUTLOOK
We remain optimistic, expecting moderate growth to continue. As a result, our research efforts are focused on those companies that can take advantage of increased business spending and productivity improving projects. This corporate investment segment represents about 17% of GDP and is expected to be highly predictable during this phase of the economic cycle. We believe corporate America is generally healthy, with clean balance sheets and peak profit margins offsetting inflationary concerns and slowing demand.

The growth outlook remains favorable with both large and small cap stocks growing earnings at or above 13% in 2006. Small cap stocks continue a seven-year trend of growing earnings faster than the larger cap universe. Growth estimates for 2007 point to a continuation of this trend, but we believe the consensus thinking may be too optimistic. The consensus indicates that recent strong results will continue into 2007. Century, in contrast, believes that a slowing economy will hinder smaller companies results more than larger companies. Meanwhile, valuations appear reasonable, considering the continued strength in the economy and the current prospects for future growth. A downturn in 2007 earnings expectations would be a concern to current valuations.

THE ECONOMY MAINTAINS MIDDLE AGE
'Age 60 is the new 50.' We define the current investment climate as entering the golden years - stable, vibrant but slowing. The domestic economy continues to grow and productivity remains strong. Risks to a moderately improving economy include: geopolitical unrest in the Middle East, rising interest rates, a housing bubble, inflation, the federal budget deficit and the declining dollar.

We believe the outlook for equities remains favorable over both near-term and long-term time horizons. The quality of earnings, balance sheets and cash flows continue to improve.


--------------------------------------------------------------------------------
PROFITABILITY:  CORPORATE PROFIT MARGINS AND BALANCE SHEETS ARE stronger than in
-------------   previous cycles.

Growth:         Earnings for large cap stocks (represented by the S&P 500 Index)
-------         and small cap stocks (represented by the Russell 2000 Index) are projected to be about 5% and 25% respectively in 2007.

Valuation:      Valuations seem fair and reasonable given the current level of
----------      interest rates and projected earnings growth. However, we
                believe that lower quality companies appear expensive.
--------------------------------------------------------------------------------


Looking forward, we caution you that we spend more time researching the long-term outlook of our portfolio companies than on anticipating the short-term swings in the economy. World affairs and global cycles certainly impact markets, but in-depth research on individual companies is where we believe we add the most value.

When we begin to build our knowledge base on a company, we focus on four key characteristics: Profitability, Growth, Valuation and Intangibles. The following table details Century's Investment Criteria. We place a premium on the quality and consistency of a company's profitability before assessing its growth prospects. Does the firm have a defensible franchise? Does its capital structure maximize shareholder returns over the long term? We believe few executives are adept at managing capital efficiently; however, the best management teams think about capital management every day.

--------------------------------------------------------------------------------
                           CENTURY INVESTMENT CRITERIA

   PROFITABILITY               GROWTH
     - ROE-oriented              - Attractive industry growth
     - Leading market share      - New products & markets
     - Proprietary advantage     - Gaining market share
     - Low-cost structure        - Organic vs. acquisition
     - Operating leverage        - Book value growth
     - Low capital intensity     - Perceived value to buyers
   VALUATION                   INTANGIBLES
     - Low relative to:          - Management quality & focus
        o Peers                  - Balance sheet strength
        o Market                 - Flexible business model
        o History                - Predictability of business
     - Free Cash Flow Yield      - Capital management
--------------------------------------------------------------------------------

                                 CENTURY FUNDS                                 7

TWO CASE STUDIES
We want to share a couple of case studies of companies at different stages of their evolution. These examples highlight our investment criteria and how we leverage our research across two funds with separate risk/reward and investment mandates.

Cognos Inc. (COGN) provides business intelligence software that enables a company to make better decisions. Century became interested in the company when the stock market overreacted to two short term issues. First, COGN rolled out a new product, Cognos 8, which was ramping up slower than originally expected. Second, a periodic SEC review of COGN's accounting spooked investors. Over time, both issues were overcome, and the stock reacted positively. COGN also possesses attributes that Century looks for, including a return on equity of 18% and annualized growth in book value of about 20% over the past 5 years. We believe that the outlook for COGN remains positive with revenues expected to grow 10-12% while earnings per share are projected to grow at 20% over the next couple of years.

Techne Corp. (TECH), a life science company, manufactures consumable products such as purified proteins, antibodies and assay kits that are used in drug discovery. For several reasons, TECH is a great fit for Century. Most of their revenues are from repeat customers. Over the past ten years, revenues have grown at a 14% (mostly organic) compound annual growth rate while full-time employee headcount has grown at only 5%. Operating margins have grown from 22% to 54% over the same period. We believe management is focused on returning capital to shareholders by investing in product development, sales and opportunistic stock repurchases. Its ROE is 24% and over the last ten years, its book value per share has grown at a 24% Compound Annual Growth Rate (CAGR). In our opinion, management is not promotional, neither hosting quarterly conference calls nor appearing at the industry conferences that have become so common in our business. We learned about TECH through multiple visits to their headquarters and conversations with their competitors and customers over the past several years. As we researched TECH, we knew we wanted to own the stock based on the reasons cited above. However, we needed patience in order to buy the stock at a valuation that we thought was reasonable. Our patience was rewarded in 2006 when valuation hit a level with which we were comfortable buying the stock.

INVESTMENT PROCESS
Our investment process utilizes six steps, emphasizing in-depth original research on each company, its rivals and the industry in which it competes.

In our screening process, we consider industry trends, company fundamentals and valuation criteria. From this watchlist, our research analysts begin a due diligence process that includes both qualitative (i.e. visiting corporate and satellite offices, interviewing contacts in the field) and quantitative (i.e. building earnings models, discounted cash flow analyses and relative valuation comparisons) methodologies. This preparation leads to an understanding of the risk/reward profile for each stock, in addition to the shifting trends in strategy, pricing, margins and market share affecting each company.

artwork

Step 1
Idea Generation

Step 2
Fundamental Research

Step 3
Rank Stocks

Step 4
Portfolio Construction

Step 5
Sell Discipline

Step 6
Portfolio Review


Once we have conducted a stress test to challenge our assumptions, our analysts prepare a recommendation to buy or sell a particular stock to the investment team. If there is a resulting purchase decision, we determine the appropriate entry price and targeted exit price at which we will sell.

One of our most important steps is our sell discipline. As a stock approaches our target price, we typically trim it. The final step is to constantly reassess the changing conditions for each company and stock on a regular basis. Our goal is to enhance shareholder returns and avoid the common errors of complacency that impact many investors. Using these techniques, we are constantly searching for quality growth companies that already have demonstrated an ability to create franchise value in previous markets for their shareholders. We hope to reduce the risk of a higher-growth stock by buying it when the current valuation is below intrinsic value and the market appears to be unaware of its accelerating growth prospects.

Our investment philosophy seeks to identify superior management teams and sustainable competitive advantages in their products, services and distribution networks. Evaluating management skill and ability is both art and science. The art of asking the right questions and listening to the actual answers (both what is said and not said), while observing the body language. The science of analyzing the competitive landscape, the company's results and the likelihood that expectations are exceeded or overly optimistic.

8                               CENTURY FUNDS

SUMMARY
Given the ups and downs of the past five years, we believe it is important to maintain a long-term time horizon and remember that timing the market is extremely difficult. Patience and persistance should reward the long-term investor with risk-adjusted returns.

We thank you for your continued support and wish you and your family a Happy New Year from all of us at Century Funds. Please visit our website
(www.centuryfunds.com) for updates on the Funds, and we always welcome your questions and comments by phone or mail.


Respectfully submitted,


/s/ Alexander L. Thorndike          /s/   Kevin W. Callahan, CFA


Alexander L. Thorndike              Kevin W. Callahan, CFA
Chairman and                        Director of Research
Chief Investment Officer



This report reflects our views, opinions and portfolio holdings as of October 31, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Century Capital disclaims any responsibility to update these views. The views and opinions expressed in this report may not be relied on as investment advice or an indication of trading intent on behalf of either Fund.

logo: century

                                 CENTURY FUNDS                                 9

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 to October 31, 2006).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


CENTURY SHARES TRUST                                                                                         EXPENSES PAID
                                                                                                             DURING PERIOD*
                                                              BEGINNING              ENDING                  SIX MONTHS
                                                              ACCOUNT VALUE          ACCOUNT VALUE           ENDING
                                                              MAY 1, 2006            OCTOBER 31, 2006        OCTOBER 31, 2006
Based on Actual Fund Return
  Institutional Shares                                        $1,000.00              $1,101.70               $ 5.88
  Investor Shares                                             $1,000.00              $1,091.80               $10.54

Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                        $1,000.00              $1,019.61               $ 5.65
  Investor Shares                                             $1,000.00              $1,015.12               $10.16

* The Fund's annual expense ratios are 1.11% for Institutional Shares and 2.00% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


CENTURY SMALL CAP SELECT FUND                                                                                EXPENSES PAID
                                                                                                             DURING PERIOD*
                                                              BEGINNING              ENDING                  SIX MONTHS
                                                              ACCOUNT VALUE          ACCOUNT VALUE           ENDING
                                                              MAY 1, 2006            OCTOBER 31, 2006        OCTOBER 31, 2006
Based on Actual Fund Return
  Institutional Shares                                        $1,000.00              $1,082.10               $5.62
  Investor Shares                                             $1,000.00              $1,078.30               $7.60

Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                        $1,000.00              $1,019.81               $5.45
  Investor Shares                                             $1,000.00              $1,017.90               $7.38

* The Fund's annual expense ratios are 1.07% for Institutional Shares and 1.45% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


10                              CENTURY FUNDS

                       PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance through October 31, 2006 of a hypothetical $10,000 investment in Century Shares Trust's Institutional Shares over the last ten years and the Trust's Investor Shares (7/18/06 inception date) and the S&P 500(R) Index is a well known gauge of how large capitalization U.S.equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. This differs from the Trust's focus on investments in the financial services and related business services sectors.

--------------------------------------------------------------------------------
                              CENTURY SHARES TRUST
                    INSTITUTIONAL SHARES AND S&P 500(R) INDEX
--------------------------------------------------------------------------------

[line chart]

            CST      S&P 500
10/31/96 $10,000    $10,000
10/31/97 $14,377    $13,211
10/31/98 $16,164    $16,117
10/31/99 $15,784    $20,254
10/31/00 $19,774    $21,487
10/31/01 $19,108    $16,136
10/31/02 $18,015    $13,698
10/31/03 $21,076    $16,548
10/31/04 $22,985    $18,107
10/31/05 $25,553    $19,686
10/31/06 $28,153    $22,903

--------------------------------------------------------------------------------
                              CENTURY SHARES TRUST
                      INVESTORS SHARES AND S&P 500(R) INDEX
--------------------------------------------------------------------------------

[line chart]

            CST      S&P 500
7/18/05  $10,000    $10,000
7/31/06  $10,011    $10,113
8/31/05  $ 9,871    $10,020
9/30/05  $ 9,997    $10,102
10/31/05 $10,100    $ 9,933
11/30/05 $10,484    $10,309
12/31/05 $10,435    $10,312
1/31/06  $10,432    $10,585
2/28/06  $10,488    $10,614
3/31/06  $10,543    $10,746
4/30/06  $10,630    $10,891
5/31/06  $10,323    $10,577
6/30/06  $10,330    $10,591
7/31/06  $10,389    $10,657
8/31/06  $10,666    $10,910
9/30/06  $10,878    $11,192
10/31/06 $12,027    $11,556

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.

                              TEN LARGEST HOLDINGS

BERKSHIRE HATHAWAY, INC. CORP. - CLASS A                 3.95%
Financial investment and insurance
AMERICAN INTERNATIONAL GROUP, INC.                       3.89%
Global insurance and financial services
JP MORGAN CHASE & CO.                                    3.73%
Operates as a global financial services company
THE PROGRESSIVE CORP.                                    3.26%
Personal automobile insurance
UNITED TECHNOLOGIES CORP.                                3.12%
Technology products and services
PROTECTIVE LIFE CORP.                                    3.06%
Insurance and investment products
TORCHMARK CORP.                                          3.05%
Life insurance and distribution
UNITED HEALTH GROUP, INC.                                2.98%
Health care coverage and related services
THE CHUBB CORP.                                          2.95%
Specialty commercial and personal insurance
STAPLES, INC.                                            2.48%
Distributes office products Internationally


                              CENTURY SHARES TRUST
  AVERAGE ANNUAL TOTAL RETURNS
  AS OF OCTOBER 31, 2006

INSTITUTIONAL SHARES
1 YEAR                                      10.17%
5 YEARS                                      8.06%
10 YEARS                                    10.91%
20 YEARS                                    11.55%


INVESTOR SHARES
1 YEAR                                       9.18%
SINCE INCEPT. (7/18/05)                      7.90%

                                CENTURY FUNDS                                 11

                      PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance through October 31, 2006 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares (12/9/99 inception date) and the Fund's Investor Shares (2/24/00 inception date) and the Russell 2000 Index. The Russell 2000(R) Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment.

--------------------------------------------------------------------------------
                          CENTURY SMALL CAP SELECT FUND
                     INSTITUTIONAL SHARES & RUSSELL 2000(R)
--------------------------------------------------------------------------------

[line chart]

           CSCS        RUSSELL
      INSTITUTIONAL     2000

Dec-99   $10,000       $10,000
         $10,100       $10,696
Apr-00   $11,150       $10,940
         $12,390       $10,840
Oct-00   $14,570       $10,819
         $15,304       $11,091
Apr-01   $14,862       $10,627
         $16,024       $10,654
Oct-01   $15,099       $ 9,445
         $16,337       $10,691
Apr-02   $17,592       $11,337
         $15,767       $ 8,741
Oct-02   $15,985       $ 8,352
         $16,309       $10,691
Apr-03   $17,376       $11,337
         $20,482       $10,761
Oct-03   $22,980       $11,974
         $25,588       $13,200
Apr-04   $24,419       $12,757
         $24,026       $12,596
Oct-04   $25,239       $13,378
         $26,557       $14,344
Apr-05   $26,661       $13,358
         $29,240       $15,718
Oct-05   $27,812       $14,994
         $30,170       $17,054
Apr-06   $30,835       $17,829
         $28,511       $16,385
Oct-06   $30,095       $17,990

--------------------------------------------------------------------------------
                          CENTURY SMALL CAP SELECT FUND
                        INVESTOR SHARES & RUSSELL 2000(R)
--------------------------------------------------------------------------------

[line chart]

           CSCS      RUSSELL
        INVESTOR      2000

Feb-00   $10,000    $10,000
Apr-00   $10,920     $9,154
         $12,130     $9,071
Oct-00   $14,260     $9,053
         $14,978     $9,280
Apr-01   $14,593     $8,892
         $15,727     $8,915
Oct-01   $14,785     $7,903
         $15,990     $8,946
Apr-02   $17,208     $9,486
         $15,412     $7,314
Oct-02   $15,574     $6,989
         $15,871     $6,990
Apr-03   $16,902     $7,517
         $19,883     $9,004
Oct-03   $22,290    $10,019
         $24,792    $11,045
Apr-04   $23,652    $10,675
         $23,246    $10,540
Oct-04   $24,397    $11,195
         $25,648    $12,003
Apr-05   $25,739    $11,178
         $28,211    $13,152
Oct-05   $26,806    $12,547
         $29,089    $14,270
Apr-06   $29,703    $14,919
         $27,438    $13,711
Oct-06   $28,907    $15,054


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deductions for taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


                              TEN LARGEST HOLDINGS

GATX CORP.                                               3.56%
Railcar leasing company
WRIGHT EXPRESS CORP.                                     2.98%
Payment processing to vehicle fleet industry
USANA HEALTH SCIENCES, INC.                              2.91%
Nutritional and personal care products
GLOBAL IMAGING SYSTEMS, INC.                             2.46%
Office technology solutions
TRACTOR SUPPLY CO.                                       2.43%
Farm and retail ranch stores
RPM INTERNATIONAL, INC.                                  2.42%
Manufacture of specialty coatings
MICROS SYSTEM, INC.                                      2.39%
Information solutions for entertainment industries
JARDEN CORP.                                             2.31%
Manufactures branded consumer products
GUITAR CENTER, INC.                                      2.17%
Musical instrument retailer
SMART MODULAR TECHNOLOGIES, INC.                         2.09%
Value added subsystems to technology manufacturers

                                CENTURY SMALL CAP
                                   SELECT FUND

AVERAGE ANNUAL TOTAL RETURNS
AS OF OCTOBER 31, 2006

INVESTOR SHARES
1 YEAR                                       7.83%
5 YEARS                                     14.35%
SINCE INCEPT. (02/24/00)                    17.21%


INSTITUTIONAL SHARES
1 YEAR                                       8.21%
5 YEARS                                     14.78%
SINCE INCEPT. (12/09/99)                    17.33%


12                              CENTURY FUNDS

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006
COMMON STOCK - 94.8%

SHARES                                                    VALUE
------                                                    -----
AUTO & TRANSPORT - 1.5%
    40,450   FedEx Corp.                            $  4,633,143
-----------------------------------------------------------------

CONSUMER DISCRETIONARY - 16.3%
    49,100   Accenture, Ltd.                           1,615,880
   128,800   Bed Bath & Beyond, Inc. *                 5,189,351
   110,320   CDW Corp.                                 7,244,714
    74,350   Chico's FAS, Inc. *                       1,779,196
    83,150   Costco Wholesale Corp.                    4,438,547
   111,600   Fastenal Co.                              4,490,784
   127,550   Home Depot, Inc.                          4,761,442
    57,950   McGraw-Hill Companies, Inc.               3,718,652
    32,750   Nordstrom, Inc.                           1,550,713
   127,250   Scientific Games Corp. *                  3,566,818
   294,765   Staples, Inc.                             7,601,989
   111,510   Tiffany & Co.                             3,983,137
-----------------------------------------------------------------
                                                      49,941,223
-----------------------------------------------------------------

CONSUMER STAPLES - 7.2%
    98,850   CVS Corp.                                 3,101,913
    92,200   PepsiCo, Inc.                             5,849,168
    94,700   Proctor & Gamble Co.                      6,003,033
    88,420   Walgreen Co.                              3,862,186
    64,812   William Wrigley Jr. Co.                   3,366,983
-----------------------------------------------------------------
                                                      22,183,283
-----------------------------------------------------------------

FINANCIAL SERVICES - 32.4%
   102,100   AFLAC, Inc.                               4,586,332
    77,394   Allstate Corp.                            4,748,896
   177,866   American International Gr., Inc.         11,947,259
   105,000   Aon Corp.                                 3,652,950
    32,500   Automatic Data Processing, Inc.           1,606,800
       115   Berkshire Hathaway, Inc. CL A *          12,129,625
   170,600   The Chubb Corp.                           9,067,390
   241,300   J.P. Morgan Chase & Co.                  11,447,272
    49,600   MBIA, Inc.                                3,076,192
   413,600   The Progressive Corp.                     9,996,712
   212,350   Protective Life Corp.                     9,396,488
   111,750   RenaissanceRe Holdings Ltd.               6,079,200
   151,850   Torchmark Corp.                           9,366,108
    87,666   Waddell & Reed Fin'l, Inc. CL A           2,235,483
-----------------------------------------------------------------
                                                      99,336,707
-----------------------------------------------------------------

HEALTH CARE - 18.8%
    42,100   Alcon, Inc.                               4,465,968
   131,650   Biomet, Inc.                              4,981,636
    37,050   C.R. Bard, Inc.                           3,036,618
   151,420   Caremark Rx, Inc.                         7,454,407
    47,500   Covance, Inc. *                           2,778,750


SHARES/FACE AMOUNT                                        VALUE
------------------                                        -----
HEALTH CARE (CONTINUED)
   199,750   IMS Health, Inc.                      $   5,563,038
    73,450   Johnson & Johnson, Inc.                   4,950,530
    62,400   Millipore Corp. *                         4,026,672
    75,150   Quest Diagnostics, Inc.                   3,737,961
   187,481   UnitedHealth Group, Inc.                  9,145,323
    99,240   Wellpoint, Inc. *                         7,573,997
-----------------------------------------------------------------
                                                      57,714,900
-----------------------------------------------------------------

MATERIALS & PROCESSING - 1.0%
    38,100   Fluor Corp.                               2,988,183
-----------------------------------------------------------------

OTHER - 3.4%
    81,650   3M Co.                                    6,437,286
    50,650   Fortune Brands, Inc.                      3,897,518
-----------------------------------------------------------------
                                                      10,334,804
-----------------------------------------------------------------

OTHER ENERGY - 1.0%
     58,500  Valero Energy Corp.                       3,061,305
-----------------------------------------------------------------

PRODUCER DURABLES - 4.5%
    117,050  Donaldson Co., Inc.                       4,395,228
    145,960  United Technologies Corp.                 9,592,491
-----------------------------------------------------------------
                                                      13,987,719
-----------------------------------------------------------------
TECHNOLOGY - 8.7%
   267,350   Cisco Systems, Inc. *                     6,451,156
   108,250   Cognos, Inc. *                            3,948,960
   240,540   Microsoft Corp.                           6,905,903
   234,100   Nokia Corp.                               4,653,908
   257,900   Oracle Corp. *                            4,763,413
-----------------------------------------------------------------
                                                      26,723,340
-----------------------------------------------------------------

TOTAL INVESTMENT IN COMMON STOCKS - 94.8%
             (Identified cost, $166,796,947)         290,904,607
-----------------------------------------------------------------

CASH EQUIVALENTS - 5.6%
$17,186,000   State Street Bank and Trust
              Eurodollar Time Deposit, at
              cost which approximates value,
              maturity 11/01/06, 4.05%                17,186,000
-----------------------------------------------------------------

TOTAL INVESTMENTS - 100.4%
             (Identified cost, $183,982,947)         308,090,607
-----------------------------------------------------------------

OTHER ASSETS AND LIABILITIES - (0.4)%
             Other Liabilities in excess of assets    (1,074,889)
-----------------------------------------------------------------

NET ASSETS - 100%                                  $ 307,015,718
=================================================================

* Non-income producing security

                       See notes to financial statements.

                                CENTURY FUNDS                                 13

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006

COMMON STOCK - 96.1%

SHARES                                                    VALUE
------                                                    -----
AUTO & TRANSPORT - 0.5%
   120,950   Polaris Industries, Inc.               $  5,179,079
-----------------------------------------------------------------

CONSUMER DISCRETIONARY - 24.2%
   985,350   Casual Male Retail Group, Inc. *         14,593,034
   313,050   Copart, Inc. *                            9,056,537
 1,009,150   Global Imaging Systems, Inc. *           21,969,196
   448,400   Guitar Center, Inc. *                    19,447,108
   193,100   inVentiv Health, Inc. *                   5,522,660
   573,875   Jarden Corp. *                           20,648,023
    63,750   Jos. A. Bank Clothiers, Inc. *            1,892,738
   827,500   Kforce, Inc. *                           12,387,674
   513,350   Labor Ready, Inc. *                       8,988,759
   301,850   LECG Corp. *                              5,943,426
   185,395   Providence Service Corp. *                5,096,509
   258,050   Red Lion Hotels Corp. *                   3,083,697
   616,350   Scientific Games Corp. *                 17,276,291
   449,570   Tractor Supply Co. *                     21,768,178
   623,615   Tuesday Morning Corp.                    10,289,647
   578,804   USANA Health Sciences, Inc. *            25,999,876
   285,500   World Fuel Services Corp.                12,282,210
-----------------------------------------------------------------
                                                     216,245,563
-----------------------------------------------------------------

CONSUMER STAPLES - 1.5%
   337,550   Church & Dwight, Inc.                    13,694,403
-----------------------------------------------------------------

FINANCIAL SERVICES - 23.0%
   431,444   Blackbaud, Inc.                          10,786,100
   730,400   GATX Corp.                               31,823,528
    14,700   Huron Consulting Group, Inc. *              587,412
   518,350   Interactive Data Corp. *                 11,839,113
   101,950   Investors Financial Services Corp.        4,008,674
   409,500   IPC Holdings, Ltd.                       12,301,380
    97,350   John H. Harland Co.                       3,980,641
   561,250   Max Re Capital Ltd.                      13,065,900
   415,390   Platinum Underwriters Holdings, Ltd.     12,403,545
   930,150   Primus Guaranty Ltd. *                   10,631,615
   309,250   Protective Life Corp.                    13,684,313
   200,380   Redwood Trust, Inc.                      11,014,889
   292,350   Republic Companies Group, Inc.            5,832,383
   320,600   UMB Financial Corp.                      11,496,716
   284,900   Umpqua Holdings Corp.                     8,045,576
   681,600   Waddell & Reed Financial, Inc.           17,380,800
   974,900   Wright Express Corp. *                   26,683,013
-----------------------------------------------------------------
                                                     205,565,598
-----------------------------------------------------------------



SHARES                                                     VALUE
------                                                     -----
HEALTH CARE - 22.0%
   198,900   American Med. Sys. Holdings, Inc. *    $  3,542,409
    99,800   Chattem, Inc. *                           4,233,516
   407,050   Computer Programs & Systems, Inc.        13,921,110
    84,550   Covance, Inc. *                           4,946,175
   258,746   Haemonetics Corp. *                      11,798,818
   346,825   Healthways, Inc. *                       14,688,039
   491,188   LCA-Vision, Inc.                         17,255,434
   144,050   Millipore Corp. *                         9,295,547
   534,073   Perrigo Co.                               9,554,566
   484,850   Psychiatric Solutions, Inc. *            16,097,020
 1,053,700   QIAGEN N.V. *                            16,658,997
   407,862   Quality Systems, Inc. *                  17,309,663
   288,450   Respironics, Inc. *                      10,188,054
   521,563   Sunrise Senior Living, Inc. *            16,277,981
   487,601   Surmodics, Inc. *                        17,017,275
   242,350   TECHNE Corp. *                           13,542,518
-----------------------------------------------------------------
                                                     196,327,122
-----------------------------------------------------------------

MATERIALS AND PROCESSING - 3.5%
   389,500   Aventine Renewable Energy, Inc. *         9,581,700
 1,130,630   RPM International, Inc.                  21,651,565
-----------------------------------------------------------------
                                                      31,233,265
-----------------------------------------------------------------

OTHER ENERGY - 5.7%
   421,150   Berry Petroleum Co.                      12,571,328
   231,200   Foundation Coal Holdings, Inc.            8,487,352
   241,400   Holly Corp.                              11,480,983
 1,914,950   SMART Modular Technologies, Inc. *       18,709,062
-----------------------------------------------------------------
                                                      51,248,725
-----------------------------------------------------------------

PRODUCER DURABLES - 2.3%
    81,850   Measurement Specialties, Inc. *           1,790,060
   347,200   MTS Systems Corp.                        11,558,287
   159,950   Nordson Corp.                             7,365,698
-----------------------------------------------------------------
                                                      20,714,045
-----------------------------------------------------------------

TECHNOLOGY - 13.4%
   422,605   Benchmark Electronics, Inc. *            11,220,163
   303,318   Cognos, Inc. *                           11,065,041
   800,250   Epicor Software Corp. *                  11,227,508
   204,650   FLIR Systems, Inc. *                      6,536,521
   318,250   J2 Global Communication *                 8,732,780
   430,050   MICROS Systems, Inc. *                   21,364,884
 1,408,967   Semitool, Inc. *                         17,118,948
 1,048,680   Silicon Image, Inc. *                    12,405,884
   419,050   TALX Corp.                               10,191,296
   211,950   Trimble Navigation Ltd. *                 9,796,329
-----------------------------------------------------------------
                                                     119,659,354
-----------------------------------------------------------------

                       See notes to financial statements.

14                              CENTURY FUNDS

FACE AMOUNT                                               VALUE
-----------                                               -----
TOTAL INVESTMENT IN COMMON STOCKS - 96.1%
          (Identified cost, $821,226,821)          $ 859,867,154
-----------------------------------------------------------------

CASH EQUIVALENTS - 4.7%
 $41,820,000   State Street Bank and Trust
               Eurodollar Time Deposit, at
               cost which approximates value,
               maturity 11/01/06, 4.05%               41,820,000
-----------------------------------------------------------------

TOTAL INVESTMENTS - 100.8%
          (Identified cost, $863,046,821)            901,687,154
-----------------------------------------------------------------

CASH AND RECEIVABLES LESS LIABILITIES - (0.8%)
          Other Liabilities in Excess of Assets       (7,408,397)
-----------------------------------------------------------------

NET ASSETS - 100%                                  $ 894,278,757
=================================================================

*Non-income producing security

                       See notes to financial statements.

                                CENTURY FUNDS                                 15

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2006

                                                                                           Century Shares        Century Small Cap
                                                                                                Trust               Select Fund
ASSETS:
Investments, at value (Note 1A) (Identified cost of, $183,982,947 and
    $863,046,821, respectively) ........................................................    $308,090,607          $901,687,154

Cash ...................................................................................              41                   533
Dividends and interest receivable ......................................................         125,635               216,881
Receivable for investments sold ........................................................              --             3,081,463
Receivable for Trust/Fund shares sold ..................................................           4,416             1,246,698
Receivable from investment adviser .....................................................             236                    --
                                                                                            ------------          ------------
    Total Assets .......................................................................     308,220,935           906,232,729
                                                                                            ------------          ------------

LIABILITIES:
Payable to Affiliates:
    Management fee (Note 4) ............................................................         217,547               816,089
    Administration fee (Note 5) ........................................................          39,141                    --
    Distribution fees (Note 7) .........................................................              --               118,983
Accrued expenses and other liabilities .................................................         183,323               247,811
Payable for investments purchased ......................................................         763,942             9,233,783
Payable for Trust/Fund shares repurchased ..............................................           1,264             1,537,306
                                                                                            ------------          ------------
    Total Liabilities ..................................................................       1,205,217            11,953,972
                                                                                            ------------          ------------

NET ASSETS .............................................................................    $307,015,718          $894,278,757
                                                                                            ============          ============

At October 31, 2006, net assets consisted of:
Paid-in-capital ........................................................................    $104,631,156          $779,015,204
Accumulated distributions in excess of net investment income ...........................        (247,377)                   --
Accumulated undistributed net realized gains on investments ............................      78,524,279            76,623,220
Unrealized appreciation in value of investments ........................................     124,107,660            38,640,333
                                                                                            ------------          ------------
Net assets applicable to outstanding capital stock .....................................    $307,015,718          $894,278,757
                                                                                            ============          ============

Net Assets consist of:
    Institutional Class ................................................................    $305,171,788          $540,697,399
    Investor Class .....................................................................      $1,843,930          $353,581,358

Shares Outstanding consist of (Note 2):
    Institutional Class ................................................................       8,549,525            21,007,660
    Investor Class .....................................................................          52,073            13,918,694

NET ASSET VALUE PER SHARE (Represents both the offering and redemption price*)
    Institutional Class ................................................................          $35.69                $25.74
    Investor Class .....................................................................          $35.41                $25.40

* In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.


                       See notes to financial statements.

16                              CENTURY FUNDS

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006


                                                                                            Century Shares       Century Small Cap
                                                                                                 Trust              Select Fund
Investment Income/(Loss):
    Dividends (net of withholding tax of $32,078 and $0, respectively) .................      $ 3,770,366          $ 11,218,062
    Interest ...........................................................................          588,094             3,441,118
                                                                                             ------------          ------------
       Total income ....................................................................        4,358,460            14,659,180
                                                                                             ------------          ------------

Expenses:
    Investment adviser fee (Note 4) ....................................................        2,487,904            10,421,831
    Administration (Note 5) ............................................................          466,482                93,205
    Distribution fee (Note 7) ..........................................................            3,896               886,840
    Non-interested trustees' remuneration ..............................................           34,745               147,965
    Transfer agent
       Institutional Class .............................................................          184,700                38,325
       Investor Class ..................................................................           13,170               651,000
    Custodian ..........................................................................           68,750               184,000
    Insurance ..........................................................................           18,680                50,620
    Professional fees ..................................................................           57,800                94,550
    Registration .......................................................................           44,825                52,650
    Printing and other .................................................................          100,260               629,300
                                                                                             ------------          ------------
       Total expenses ..................................................................        3,481,212            13,250,286

    Advisor reimbursement (Note 6) .....................................................           (2,337)                   --
                                                                                             ------------          ------------

    Net expenses .......................................................................        3,478,875            13,250,286
                                                                                             ------------          ------------

    Net investment income ..............................................................          879,585             1,408,894
                                                                                             ------------          ------------

Realized and Unrealized Gain (Loss) on Investments:

    Net realized gain from investment transactions .....................................       79,595,230            80,347,261
    Decrease in unrealized appreciation on investments .................................      (50,132,170)              (56,826)
                                                                                             ------------          ------------

    Net realized and unrealized gain on investments ....................................       29,463,060            80,290,435
                                                                                             ------------          ------------

Net increase in net assets resulting from operations ...................................     $ 30,342,645          $ 81,699,329
                                                                                             ============          ============



                       See notes to financial statements.

                                CENTURY FUNDS                                 17

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         Century Small Cap
                                                                    Century Shares Trust                    Select Fund
INCREASE (DECREASE)                                            Year Ended        Year Ended         Year Ended        Year Ended
  IN NET ASSETS:                                           October 31, 2006  October 31, 2005    October 31, 2006  October 31, 2005
Operations:
  Net investment income/(loss)                                 $    879,585      $  1,775,849        $  1,408,894      $    (62,758)
  Net realized gain on investment transactions                   79,595,230        27,162,660          80,347,261        11,309,976
  Change in net unrealized appreciation                         (50,132,170)        7,610,424             (56,826)       16,240,663
                                                               ------------      ------------        ------------      ------------
  Net increase in net assets resulting
    from operations                                              30,342,645        36,548,933          81,699,329        27,487,881


Distributions to shareholders from:
  Net Investment Income
      Institutional Class                                        (7,217,847)       (3,027,966)         (2,271,628)               --
      Investor Class                                                (26,346)               --            (512,770)               --
  Realized gain from investment transactions
      Institutional Class                                       (21,454,737)      (35,121,376)         (6,886,193)       (3,513,749)
      Investor Class                                                (78,306)               --          (4,754,069)       (3,922,249)


Trust/Fund share transactions - net                             (19,338,500)      (36,019,193)       (165,917,361)      682,027,208
Redemption fees                                                       7,107             9,629             150,395            65,647
                                                               ------------      ------------        ------------      ------------
  Total (decrease)/increase                                     (17,765,984)      (37,609,973)        (98,492,297)      702,144,738


NET ASSETS:
  At beginning of year                                          324,781,702       362,391,675         992,771,054       290,626,316
                                                               ------------      ------------        ------------      ------------
  At end of year                                               $307,015,718      $324,781,702        $894,278,757      $992,771,054
                                                               ============      ============        ============      ============
Distributions in excess of net investment
  income at end of year                                        $    247,377      $    247,377        $         --      $         --



                       See notes to financial statements.

18                              CENTURY FUNDS

FINANCIAL HIGHLIGHTS

                                                                                                              PERIOD        YEAR
                                                                                                               ENDED        ENDED
CENTURY SHARES TRUST                                                 YEAR ENDED OCTOBER 31,                OCTOBER 31,  DECEMBER 31,
INSTITUTIONAL SHARES                                      2006         2005          2004         2003       2002 (a)       2001
                                                        ---------    ---------    ---------    ---------     ---------    ---------

Net Asset Value, beginning of period                      $ 35.40      $ 35.62      $ 35.66      $ 33.95       $ 38.12      $ 42.97
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Income/(loss) from Investment Operations:
    Net investment income (b)                                0.10         0.19         0.03         0.07          0.08         0.17
    Net realized and unrealized gain/(loss)
      on investments                                         3.31         3.54         3.02         5.03         (4.20)       (1.26)
                                                        ---------    ---------    ---------    ---------     ---------    ---------
    Total income/(loss) from investment operations           3.41         3.73         3.05         5.10         (4.12)       (1.09)
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                   (0.77)       (0.32)       (0.34)       (0.10)        (0.05)       (0.17)
    Net realized gain on investment transactions            (2.35)       (3.63)       (2.75)       (3.29)           --        (3.60)
                                                        ---------    ---------    ---------    ---------     ---------    ---------
    Total distributions                                     (3.12)       (3.95)       (3.09)       (3.39)        (0.05)       (3.77)
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Redemption fees                                                --+          --+          --+          --+           --+        0.01
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                            $ 35.69      $ 35.40      $ 35.62      $ 35.66       $ 33.95      $ 38.12
                                                        =========    =========    =========    =========     =========    =========
Total Return                                               10.17%       11.18%        9.06%       16.99%       -10.82%**     -2.52%
Ratios and supplemental data
Net assets, end of period (000 omitted)                  $305,172     $323,643     $362,392     $342,679      $291,311     $345,849
Ratio of expenses to average net assets                     1.11%        1.12%        1.15%        1.17%         1.19%*       1.05%
Ratio of net investment income to average net assets        0.29%        0.55%        0.07%        0.21%         0.26%*       0.41%
Portfolio Turnover Rate                                       48%          19%          43%          37%           22%          17%



                                                                       YEAR
                                                                       ENDED    PERIOD ENDED
CENTURY SHARES TRUST                                                OCTOBER 31,  OCTOBER 31,
INVESTOR SHARES                                                        2006       2005 (c)
                                                                     ---------    ---------

Net Asset Value, beginning of period                                   $ 35.35      $ 35.00
                                                                     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (b)                                     (0.19)       (0.03)
    Net realized and unrealized gain on investments                       3.27         0.29
                                                                     ---------    ---------
    Total income from investment operations                               3.08         0.26
                                                                     ---------    ---------
Less Distributions From:
    Net investment income                                                (0.68)          --
    Net realized gain on investment transactions                         (2.35)          --
                                                                     ---------    ---------
    Total distributions                                                  (3.03)          --
                                                                     ---------    ---------
Redemption fees                                                           0.01         0.09
                                                                     ---------    ---------
Net Asset Value, end of period                                         $ 35.41      $ 35.35
                                                                     =========    =========
Total Return                                                              9.18%       1.00%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                                $ 1,844      $ 1,139
Ratio of expenses to average net assets                                  2.00%        1.20%*
Ratio of expenses to average net assets without
  giving effect to voluntary expense agreement                           2.15%        1.35%*
Ratio of net investment (loss)/income to average net assets             -0.58%       -0.36%*
Portfolio Turnover Rate                                                    48%          19%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, CST changed its fiscal year end from December 31 to October 31.
(b) Calculated based on average shares outstanding during the period.
(c) From the commencement date of investment operations, July 18, 2005 to October 31, 2005.
+   Amount represents less than $0.01 per share.
*   Annualized
**  Not annualized

                       See notes to financial statements.

                                CENTURY FUNDS                                 19



CENTURY SMALL CAP SELECT FUND                                                             YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                                                    2006         2005         2004          2003         2002

Net Asset Value, beginning of period                                   $ 24.15      $ 22.46      $ 21.53       $ 15.42      $ 14.68
                                                                     ---------    ---------    ---------     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (a)                                      0.06         0.03        (0.08)        (0.09)       (0.10)
    Net realized and unrealized gain on investments                       1.90         2.22         2.14          6.64         0.93
                                                                     ---------    ---------    ---------     ---------    ---------
    Total income from investment operations                               1.96         2.25         2.06          6.55         0.83
                                                                     ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                (0.09)          --        (0.94)        (0.11)          --
    Net realized gain on investment transactions                         (0.28)       (0.56)       (0.19)        (0.35)       (0.13)
                                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions                                                  (0.37)       (0.56)       (1.13)        (0.46)       (0.13)
                                                                     ---------    ---------    ---------     ---------    ---------
Redemption fees                                                             --+          --+          --+         0.02         0.04
                                                                     ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                         $ 25.74      $ 24.15      $ 22.46       $ 21.53      $ 15.42
                                                                     =========    =========    =========     =========    =========
Total Return                                                             8.21%       10.19%        9.83%        43.76%        5.87%
Ratios and supplemental data
Net assets, end of period (000 omitted)                               $540,697     $585,723     $140,208      $ 42,936     $ 12,938
Ratio of expenses to average net assets                                  1.07%        1.06%        1.13%         1.26%        1.45%
Ratio of expenses to average net assets without
    giving effect to voluntary expense agreement                         1.07%        1.06%        1.13%         1.40%        1.87%
Ratio of net investment (loss)/income to average net assets              0.25%        0.13%       -0.36%        -0.50%       -0.70%
Portfolio Turnover Rate                                                   127%          96%         103%           88%         123%


CENTURY SMALL CAP SELECT FUND                                                             YEAR ENDED OCTOBER 31,
INVESTOR SHARES                                                         2006         2005         2004          2003         2002

Net Asset Value, beginning of period                                   $ 23.86      $ 22.26      $ 21.39       $ 15.35      $ 14.60
                                                                     ---------    ---------    ---------     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (a)                                     (0.02)       (0.04)       (0.15)        (0.15)       (0.18)
    Net realized and unrealized gain on investments                       1.86         2.20         2.12          6.60         0.94
                                                                     ---------    ---------    ---------     ---------    ---------
    Total income from investment operations                               1.84         2.16         1.97          6.45         0.76
                                                                     ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                (0.03)          --        (0.91)        (0.07)          --
    Net realized gain on investment transactions                         (0.28)       (0.56)       (0.19)        (0.35)       (0.03)
                                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions                                                  (0.31)       (0.56)       (1.10)        (0.42)       (0.03)
                                                                     ---------    ---------    ---------     ---------    ---------
Redemption fees                                                           0.01           --+          --+         0.01         0.02
                                                                     ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                         $ 25.40      $ 23.86      $ 22.26       $ 21.39      $ 15.35
                                                                     =========    =========    =========     =========    =========
Total Return                                                             7.83%        9.87%        9.45%        43.12%        5.34%
Ratios and supplemental data
Net assets, end of period (000 omitted)                               $353,581     $407,048     $150,418      $ 78,959     $ 10,119
Ratio of expenses to average net assets                                  1.45%        1.35%        1.50%         1.61%        1.80%
Ratio of expenses to average net assets without
    giving effect to voluntary expense agreement                         1.45%        1.35%        1.50%         1.76%        2.53%
Ratio of net investment (loss)/income to average net assets             -0.09%       -0.17%       -0.69%        -0.86%       -1.05%
Portfolio Turnover Rate                                                   127%          96%         103%           88%         123%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.

                       See notes to financial statements.

20                              CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS
(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. In the absence of readily available market quotes, the Funds' portfolio securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or the Adviser or a Delegate pursuant to instructions from the Board of Trustees or its Valuation Committee. When determining the price for a fair value asset, the investment advisor shall seek to determine the price that the funds might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Funds' financial statements has not yet been determined.

B. Securities Transactions -- Investment security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of specific identification method, for both financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividend income is recorded on ex-dividend date or as soon as practical after the Fund or Trust determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

D. Risks and Uncertainty -- The Trust focuses its investments in securities issued by companies in the financial services sector, which will subject the Trust to risks associated with that sector (e.g., government regulation, interest rate changes, claims activity, and exposure to property casualty risks). The Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

E. Multiple Classes of Shares -- The Funds offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund's class are based on a per shareholder account charge. All shareholders bear the common expenses of the Funds based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trusts' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

                                CENTURY FUNDS                                 21

In order to present undistributed (distributions in excess of) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character, the following accounts for each Fund were increased (decreased):

                        PAID-IN
                        CAPITAL            UNII         ACCUMULATED GAIN
Century Shares Trust    $200,000        $6,364,608      $(6,564,608)
Century Small Cap
  Select Fund           $     --        $1,375,504      $(1,375,504)

These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:
                                                                  TRUST
                                                                  -----

Ordinary Income ...........................................    $  7,244,193
Long-term capital gains ...................................    $ 21,533,043
Unrealized net appreciation ...............................    $123,982,594

Cost for federal income tax purposes ......................    $184,108,013

The tax character of distributions paid were as follows:
Ordinary Income
    Institutional shares ..................................    $  7,217,847
    Investor shares .......................................    $     26,346

Long-term capital gain
    Institutional shares ..................................    $ 21,454,737
    Investor shares .......................................    $     78,306

The tax-basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:

                                                                   FUND
                                                                   ----

Ordinary income ...........................................    $  2,784,398
Long-term capital gains ...................................    $ 11,640,262
Unrealized net appreciation ...............................    $ 34,108,405

Cost for federal income tax purposes ......................    $867,578,749

The tax character of distributions paid were as follows:
Ordinary Income
    Institutional shares ..................................    $  2,271,628
    Investor shares .......................................    $    512,770
Long-term capital gain
    Institutional shares ..................................    $  6,886,193
    Investor shares .......................................    $  4,754,069

22                              CENTURY FUNDS

(2)  TRANSACTIONS IN SHARES

A. TRUST SHARES-- The number of authorized shares is unlimited. Transactions in Trust shares were as follows:


                                                                                    YEAR ENDED OCTOBER 31, 2006
                                                                  INSTITUTIONAL SHARES                         INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold ....................................................     140,521           $4,811,501                 35,367        $1,201,981
Issued to shareholders in reinvestment of
distributions from:
     Net investment income ..............................     164,017            5,489,498                  2,425            83,289
     Realized gain on investment transactions ...........     502,439           17,339,169                    635            21,336
                                                           ----------         ------------             ----------      ------------
 ........................................................     806,977           27,640,168                 38,427         1,306,606
Repurchased .............................................  (1,398,778)         (47,651,748)               (18,576)         (633,526)
                                                           ----------         ------------             ----------      ------------
Net increase (decrease) .................................    (591,801)        $(20,011,580)                19,851          $673,080
                                                           ==========         ============             ==========      ============

                                                                                    YEAR ENDED OCTOBER 31, 2005
                                                                  INSTITUTIONAL SHARES                         INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold ....................................................     436,413          $15,013,209                 38,232        $1,320,066
Issued to shareholders in reinvestment of
distributions from:
     Net investment income ..............................     847,946           28,406,204                     --                --
     Realized gain on investment transactions ...........      66,835            2,303,047                     --                --
                                                           ----------         ------------             ----------      ------------
 ........................................................   1,351,194           45,722,460                 38,232         1,320,066
Repurchased .............................................  (2,383,848)         (82,852,859)                (6,010)         (208,860)
                                                           ----------         ------------             ----------      ------------
Net increase (decrease) .................................  (1,032,654)        $(37,130,399)                32,222        $1,111,206
                                                           ==========         ============             ==========      ============

B. FUND SHARES - The number of authorized shares is unlimited. Transactions in Fund shares were as follows:

                                                                                  YEAR ENDED OCTOBER 31, 2006
                                                                  INSTITUTIONAL SHARES                          INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold ....................................................  10,410,981         $262,260,196              2,973,244       $73,988,591
Issued to shareholders in reinvestment of
  distributions from:
     Net investment income ..............................      87,940            2,140,457                 18,553           446,932
     Realized gain on investment transactions ...........     276,459            6,693,063                174,747         4,179,953
                                                           ----------         ------------             ----------      ------------
 ........................................................  10,775,380          271,093,716              3,166,544        78,615,476
Repurchased ............................................. (14,025,479)        (358,745,524)            (6,304,203)     (156,881,029)
                                                           ----------         ------------             ----------      ------------
Net increase (decrease) .................................  (3,250,099)        $(87,651,808)            (3,137,659)     $(78,265,553)
                                                           ==========         ============             ==========      ============

                                                                                  YEAR ENDED OCTOBER 31, 2005
                                                                  INSTITUTIONAL SHARES                          INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold ....................................................  20,297,470         $493,078,854             12,763,403      $301,872,176
Issued to shareholders in reinvestment of
distributions from:
     Net investment income ..............................          --                   --                     --                --
     Realized gain on investment transactions ...........     148,747            3,354,253                148,925         3,326,988
                                                           ----------         ------------             ----------      ------------
 ........................................................  20,446,217          496,433,107             12,912,328       305,199,164
Repurchased .............................................  (2,431,059)         (57,909,605)            (2,612,975)      (61,695,458)
                                                           ----------         ------------             ----------      ------------
Net increase ............................................  18,015,158         $438,523,502             10,299,353      $243,503,706
                                                           ==========         ============             ==========      ============

                                                       CENTURY FUNDS       23

(3)  INVESTMENT SECURITY TRANSACTIONS
FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $141,353,235 and $184,202,228, respectively, during the period ended October 31, 2006.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $1,299,854,081 and $1,455,375,549, respectively, during the year ended October 31, 2006.

(4) INVESTMENT ADVISER FEE
FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's average daily net assets. For the year ended October 31, 2006, the fee amounted to $2,487,904. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

The Trust has guaranteed retirement benefits to be paid to one former Trustee. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by the Trust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's average daily net assets. For the year ended October 31, 2006, the fee amounted to $10,421,831. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCMwill receive a monthly fee equal on an annualized basis to 0.15% of the Trust's average daily net assets. The fee was $466,482 for the year ended October 31, 2006. Per the Investment Advisory and Management Services Agreement between CSCS and CCM, the Fund will reimburse CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. During the year ended October 31, 2006 CCM was reimbursed $93,205, which is recorded on the Statement of Operations under Administration.

(6) ADVISER REIMBURSEMENT -- CCM has voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through February 28, 2006. The expense limitations for the Investor and Institutional Class are 1.80% and 1.45%, respectively. During the year ended October 31, 2006, CCM did not make a voluntary reimbursement. CCM has contractually agreed to reimburse the Trust for 60% of the distribution and services fees paid by the Trust's Investor Shares through February 28, 2007. During the year ended October 31, 2006, CCM made a reimbursement of $2,337, which is recorded on the Statement of Operations under Advisor reimbursement.

(7) DISTRIBUTION AND SERVICE PLAN -- The Trust and the Fund have adopted a distribution and service plan for the Investor Shares under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Shares currently pays a distribution and service fee up to 0.25% of the average daily net assets of the class. During the year ended October 31, 2006, $3,896 and $886,840 for the Trust and Fund, respectively, was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

(8) SUBSEQUENT EVENT -- The Board of Trustees of Century Shares Trust voted to pay on November 9, 2006 to shareholders of record on November 8, 2006 a distribution of $8.85 per share for the Institutional and Investor shares derived from capital gains realized from sales of portfolio securities.

The Board of Trustees of Century Small Cap Select Fund voted to pay on November 9, 2006 to shareholders of record on November 8, 2006 a distribution of $1.14 per share for the Institutional and Investor shares derived from capital gains realized from sales of portfolio securities.

24                               CENTURY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Century Capital Management Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Century Shares Trust and Century Small Cap Select Fund (the "Funds")(each a separate series of Century Capital Management Trust) as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 15, 2006

                                CENTURY FUNDS                                 25

MANAGEMENT OF THE FUNDS
The following table provides certain information regarding the Trustees and officers of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2006. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Each Trustee's term of office continues until the Trustee retires, resigns or is removed in accordance with the Declaration of Trust or until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor.

INDEPENDENT TRUSTEES

 NAME, AGE, POSITION(S)             PRINCIPAL OCCUPATIONS                           OTHER                             NO. OF
 HELD WITH TRUST AND                DURING PAST 5 YEARS                             DIRECTORSHIPS                     PORTFOLIOS
 LENGTH OF TIME SERVED                                                              HELD                              IN FUND
                                                                                                                      COMPLEX
                                                                                                                      OVERSEEN

 JOHN E. BEARD (74)                 Ropes & Gray LLP (law firm), of Counsel         BTU International, Inc.                2
 Trustee, 1999 to present1          (2001-present), Partner (prior thereto).

 WILLIAM GRAY (54)                  Ogilvy & Mather Worldwide (advertising firm),   American Red Cross of Greater          2
 Trustee, July 2006 to present      North America Region, Co-Chief Executive        New York (Chairman); The
                                    Officer (2005-present); Ogilvy & Mather, New    New York Public Library; The
                                    York, President (1997-2005).                    National Advertising Review
                                                                                    Board; Wakeman Boys Club.

 STEPHEN W. KIDDER (53)             Hemenway & Barnes (law firm), Partner.          Wellesley College (Trustee);           2
 Trustee, 2005 to present                                                           Isabella Stewart Gardner
                                                                                    Museum (Trustee); Board of
                                                                                    Overseers, Children's Hospital,
                                                                                    Boston (Chair); The Concord
                                                                                    Bookshop, Inc.

 JERROLD MITCHELL (67)              Independent Investment Adviser (since 1995);    None.                                  2
 Trustee, 2004 to present           The Boston Foundation, Chief Investment
                                    Officer (April 2005 to present); Massachusetts
                                    Pension Reserves Investment Management
                                    Board, Chief Investment Officer (2001-2004).

 JERRY S. ROSENBLOOM (67)           The Wharton School, University of               Harleysville Group, Inc.               2
 Trustee, 1999 to present1          Pennsylvania, Professor of Insurance and Risk
                                    Management and Academic Director, Certified
                                    Employee Benefit Specialist Program.

 DAVID D. TRIPPLE (62)              Pioneer Investment Management, a subsidiary     The Calamos Funds                      2
 Trustee, 2004 to present           of UniCredito Italiano (investment adviser),    (14 portfolios).
                                    Chief Executive Officer and Trustee of all
                                    U.S. Pioneer mutual funds (10/00 to 09/01);
                                    prior thereto, The Pioneer Group, Inc.
                                    (asset management), Executive Vice President
                                    and Director (09/98 to 10/00).


-----------------------
1    On July 31, 2001, Century Shares Trust was reorganized as a series of the
     Trust. Prior to the reorganization, Mr. Beard and Mr. Rosenbloom had served as Trustees of Century Shares Trust since 1983 and 1998, respectively.

26                               CENTURY FUNDS


INTERESTED TRUSTEES AND OFFICERS 2

 NAME, AGE, POSITION(S)             PRINCIPAL OCCUPATIONS                           OTHER                             NO. OF
 HELD WITH TRUST AND                DURING PAST 5 YEARS                             DIRECTORSHIPS                     PORTFOLIOS
 LENGTH OF TIME SERVED                                                              HELD                              IN FUND
                                                                                                                      COMPLEX
                                                                                                                      OVERSEEN


 ALEXANDER L. THORNDIKE (40)        Century Capital Management, LLC,                None                                   2
 Chairman, 2004 to present;         Managing Partner.
 Trustee and Chief Investment
 Officer, 1999 to present

 DAVIS R. FULKERSON (41)            Century Capital Management, LLC,                None                                   2
 Trustee, 2000 to present           Managing Partner.

 STEVEN ALFANO (47)                 Century Capital Management, LLC,                N/A                                   N/A
 Secretary, 2001 to present,        Chief Compliance Officer.
 Chief Financial Officer, 2002 to
 present, and Chief Compliance
 Officer, 2004 to present

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-321-1928.

Availability of Quarterly Portfolio Schedules. Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds' proxy voting policies and procedures and proxy voting record on the SEC's website at http://www.sec.gov.


-----------------------
2 Each person listed is considered an "interested person" of the funds within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.


                                CENTURY FUNDS                                 27

This page intentionally left blank.

CCMT AA 100
OCT 2006



logo: Century Funds
100 Federal Street  Boston, Massachusetts 02110

Item 2. Code of Ethics.

As of the end of the period covered by this report, Century Capital Management Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

During the period covered by this report, there were no amendments to, or waivers from, any provision of the code of ethics.

A copy of the code of ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees has determined that Jerry Rosenbloom, who is a member of the Century Capital Management Trust Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

     FYE                              Audit Fees
     ---                              ----------
     10/31/06                         $64,000
     10/31/05                         $59,000

(b) Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Accounting Affiliates") for services that were related directly to the operations and financial reporting of the Trust.

(c) Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:


     FYE                              Tax Fees
     ---                              ----------
     10/31/06                         None
     10/31/05                         None

     For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to the Trust's Accounting Affiliates for services that were related directly to the operations and financial reporting of the Trust.

(d) All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to the Accounting Affiliates for services related directly to the operations and financial reporting of the Trust.

(e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

     The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

     (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and the Trust's Accounting Affiliates are shown in the table below:

                                          Non-Audit Fees
                       Non-Audit Fees     for Accounting          Aggregate
                          for Trust         Affiliates          Non-Audit Fees

     FYE
     October 31, 2006       None              None                  None
     October 31, 2005       None              None                  None

(h) The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     The Nominating Committee of Century Capital Management Trust (the
"Trust") selects and nominates independent trustee candidates for election to the Trust's Board of Trustees. The Committee will consider nominees recommended by shareholders (each, a "Shareholder Recommendation"). The Shareholder Recommendation must include a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K (generally information regarding family relationships, business experience and involvement in certain legal proceedings) or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission; (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Trust to determine that the nominee is not an "interested person" of the Trust (as defined in the Investment Company Act of 1940). In addition, the Shareholder Recommendation must include the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; the recommending shareholder's name as it appears on the Trust's books; the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. Any Shareholder Recommendations should be submitted to the Committee in care of the Secretary of the Trust, Century Capital Management, 100 Federal Street, Boston, MA 02110.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

     (a) Fund's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attacheded hereto as Exhibit 99.CODE ETH.

     (b) Attached hereto.

         Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company
                                  Act of 1940.

                                   SIGNATURES



         Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust


By:    /s/ Alexander L. Thorndike
     ---------------------------------------------------------
       Alexander L. Thorndike, Chairman

Date:  January 8, 2007


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicate.


By:    /s/ Alexander L. Thorndike
     ------------------------------------------------------------------
       Alexander L. Thorndike, Chairman (Principal Executive Officer)


Date:  January 8, 2007


By:    /s/ Steven Alfano
     ------------------------------------------------------------------
       Steven Alfano, Secretary (Principal Financial Officer)

Date:  January 8, 2007